CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated May 10, 2000, which is incorporated by reference, in this Registration Statement (Form N-1A No. 2-55614) of Dreyfus A Bonds Plus, Inc.





                                                       ERNST & YOUNG LLP

New York, New York
July 17, 2000